SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2000



                           ENGINEERING ANIMATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-27670                 42-1323712
 (State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)


                              2321 North Loop Drive
                                Ames, Iowa 50010

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (515) 296-9908

                                      None

      --------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Item 2.  Acquisition or Disposition of Assets.

Disposition of EAI-DELTA GmbH

         On March 24, 2000, EAI-Holding GmbH, our wholly owned German sub-sidiary, completed the sale of EAI-DELTA GMBH ("DELTA") to Dassault Systemes S.A. for a negotiated purchase price of $31 million in cash. DELTA is a German software company that develops solutions for integrated product and process engineering. EAI-Holding acquired DELTA in December 1998 by purchasing all of the outstanding shares of DELTA's capital stock from six stockholders in exchange for 556,912 shares of our common stock, for a value of approximately $24 million.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of businesses acquired

            Not applicable.

(b)      Pro forma financial information

        (1) Unaudited pro forma condensed consolidated financial information of Engineering Animation, Inc.


            The following unaudited pro forma condensed consolidated financial information is being filed herewith:
                                                                           Page:
             Unaudited Pro Forma Condensed Consolidated Balance
                Sheet at September 30, 1999                                  4

             Unaudited Pro Forma Condensed Consolidated
                Statement of Operations for the Nine Months ended
                September 30, 1999                                           5

             Unaudited Pro Forma Condensed Consolidated Statement
                 of Operations for the Twelve months ended December 31, 1998 6

             Notes to Unaudited Pro Forma Condensed Consolidated
                Financial Information                                        7

(c)      Exhibits

         The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

       The following Pro Forma Condensed Consolidated Balance Sheet was compiled assuming that Delta was sold and the cash proceeds from the sale were received on January 1, 1999.

        The following Pro Forma Consolidated Statements of Operation were compiled assuming that Delta was sold and the extraordinary gain from the sale of subsidiary was recognized January 1, 1998.


                           ENGINEERING ANIMATION, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            (in thousands; unaudited)



                                                                                                  September 30, 1999

                                                                                                        Pro Forma
                                                                                      Historical       Adjustments     Pro Forma
                                                                                     -------------------------------------------
Assets
Current assets:
   Cash and cash equivalents                                                             $18,832        $30,119  (1)    $48,951
   Short-term investments                                                                    995           --               995
   Accounts receivable:
        Billed                                                                            17,444         (1,472) (2)     15,972
        Unbilled                                                                           4,351         (1,551) (3)      2,800
   Deferred income taxes                                                                   1,208           (136) (4)      1,072
   Income taxes receivable                                                                 8,005         (8,005) (5)       --
   Prepaid expenses and other assets                                                       2,504           (116) (6)      2,388
                                                                                         -------        -------         -------
                Total current assets                                                      53,339         18,839          72,178

Property and equipment, net                                                               21,624           (390) (7)     21,234

Other assets:
   Note receivable                                                                         1,408           --             1,408
   Software development costs, net                                                         2,433           --             2,433
   Deferred income taxes                                                                     776             35  (4)        811
   Goodwill and developed technology, net                                                 12,051           --            12,051
   Other                                                                                   1,232            811  (8)      2,043
   Net assets of discontinued operations                                                   2,961           --             2,961
                                                                                         -------        -------        --------
                Total assets                                                             $95,824        $19,295        $115,119
                                                                                         =======        =======        ========

Liabilities and stockholders' equity
Current liabilities:
   Accounts payable                                                                      $ 5,084        $  (176)  (9)   $ 4,908
   Accrued compensation and other accrued expenses                                         9,485          2,075  (10)    11,560
   Deferred revenue                                                                        3,605           --             3,605
   Income taxes payable                                                                      --           1,672   (5)     1,672
   Bank debt, current portion of long-term debt and lease obligations                      4,808           --             4,808
                                                                                         -------        -------         -------
                Total current liabilities                                                 22,982          3,571          26,553

Long-term debt and lease obligations due after one year                                    1,133           --             1,133
Other long-term liabilities                                                                  179           (179) (11)      --
Stockholders' equity                                                                      71,530         15,903  (12)    87,433
                                                                                         -------        -------        --------
                Total liabilities and stockholders' equity                               $95,824        $19,295        $115,119
                                                                                         =======        =======        ========

See accompanying notes to unaudited pro forma condensed consolidated financial information

                                               4

                          ENGINEERING ANIMATION, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (in thousands, except per share data; unaudited)




                                                                                   Nine months ended September 30, 1999

                                                                                              Pro Forma
                                                                                Historical    Adjustments       Pro Forma
                                                                                --------------------------------------------
Revenues                                                                       $ 54,267         $(6,067) (13)    $ 48,200
Cost of revenues                                                                 23,634          (1,427) (14)      22,207
                                                                               --------        --------          --------
Gross profit                                                                     30,633          (4,640)           25,993
Operating expenses:
     Sales and marketing                                                         21,515          (1,122) (15)      20,393
     General and administrative                                                  11,070          (1,040) (16)      10,030
     Research and development                                                    14,937          (1,932) (17)      13,005
     Acquisition costs and non-recurring expenses                                 2,056            --               2,056
                                                                               --------        --------          --------
Total operating expenses                                                         49,578          (4,094)           45,484
                                                                               --------        --------          --------
Operating loss from continuing operations                                       (18,945)           (546)          (19,491)
Interest and other income, net                                                      715             (64) (19)         651
                                                                               --------        --------          --------
Loss from continuing operations before income tax                               (18,230)           (610)          (18,840)

Income tax benefit                                                               (5,089)           (838) (20)      (5,927)
                                                                               --------        --------           --------
Loss from continuing operations                                                 (13,141)            228           (12,913)
Discontinued operations:
     Loss from discontinued operations, net of tax                               (1,927)           --              (1,927)
     Provision for exiting discontinued operations including
         operating losses during phase out period, net of tax                    (8,930)           --              (8,930)
                                                                               --------        --------          --------
Net loss                                                                       $(23,998)       $    228          $(23,770)
                                                                                ========        ========          ========

Loss per share:

     Basic and diluted
        Continuing operations                                                  $  (1.11)                          $ (1.09)
        Extraordinary item                                                          --                                --
        Discontinued operations                                                   (0.91)                            (0.91)
                                                                               --------                           --------
            Total                                                              $  (2.02)                          $ (2.00)
                                                                               ========                           ========

     Weighted average shares outstanding                                         11,859                             11,859



See accompanying notes to unaudited pro forma condensed consolidated financial information

                                               5




                          ENGINEERING ANIMATION, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (in thousands, except per share data; unaudited)
                                                                                Twelve months ended December 31, 1998
                                                                                              Pro Forma
                                                                            Historical       Adjustments     Pro Forma
                                                                           -------------------------------------------------

Revenues                                                                      $ 89,911       $(7,689) (13)     $82,222
Cost of revenues                                                                23,120        (1,869) (14)      21,251
                                                                              --------       --------          -------
Gross profit                                                                    66,791        (5,820)           60,971
Operating expenses
   Sales and marketing                                                          21,576        (1,068) (15)      20,508
   General and administrative                                                   11,326        (1,157) (16)      10,169
   Research and development                                                     15,949        (1,600) (17)      14,349
   Acquisition costs and non-recurring expenses                                 14,075        (1,033) (18)      13,042
                                                                              --------       --------          -------
Total operating expenses                                                        62,926        (4,858)           58,068
                                                                              --------       --------          -------
Operating income from continuing operations                                      3,865          (962)            2,903
Interest and other income, net                                                   1,660            (5) (19)       1,655
                                                                              --------        ------           -------
Income from continuing operations before income tax and extraordinary item       5,525          (967)            4,558
Income tax expense                                                               5,517          (831) (20)       4,686
                                                                              --------       --------          -------
Income(loss)from continuing operations before extraordinary item                     8          (136)             (128)
Extraordinary item:
   Gain from sale of subsidiary, net of transaction costs before
        income tax expense                                                       --           25,677  (21)      25,677
   Income tax expense                                                            --            9,677  (22)       9,677
                                                                              --------       -------           -------
   Gain from sale of subsidiary, net of transaction costs and
        income tax expense                                                       --           16,000            16,000

Discontinued operations:
   Income from discontinued operations, net of tax                                 372           --                372
                                                                              --------      --------          --------
Net income                                                                    $    380      $ 15,864           $16,244
                                                                              ========      ========          ========
Earnings (loss) per share
Basic
  Continuing operations                                                       $    --                         $  (0.01)
  Extraordinary item                                                               --                             1.39
  Discontinued operations                                                         0.03                            0.03
                                                                              --------                         --------
    Total                                                                     $   0.03                         $  1.41
                                                                              ========                         ========

Diluted
  Continuing operations                                                       $    --                          $ (0.01)
  Extraordinary item                                                               --                             1.39
  Discontinued operations                                                         0.03                            0.03
                                                                              --------                         --------
    Total                                                                     $   0.03                         $  1.41
                                                                              ========                         ========

Weighted average shares outstanding                                             11,549                          11,549
Weighted average shares outstanding and
   assumed conversion                                                           12,772                          11,549




See accompanying notes to unaudited pro forma condensed consolidated financial information

                                           6

                           ENGINEERING ANIMATION, INC.
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION




(1)Represents proceeds received from the sale of DELTA less any operating cash balances attributable to Delta.

(2)Represents billed accounts receivable attributable to DELTA.

(3)Represents unbilled accounts receivable attributable to DELTA.

(4)Represents deferred income taxes attributable to DELTA.

(5)Represents change from an $8.0 million income tax receivable to a $1.7 million income tax payable resulting from a $9.7 million tax expense arising from the sale of DELTA.

(6)Represents prepaid expenses and other assets attributable to DELTA.

(7)Represents property and equipment, net of accumulated depreciation, attributable to DELTA.

(8)Represents intercompany receivable from DELTA eliminated in consolidation.

(9)Represents accounts payable attributable to DELTA.

(10)Represents accrued compensation and other accrued expenses attributable to DELTA.

(11)Represents other long-term liabilities attributable to DELTA.

(12)Represents equity of DELTA eliminated in sale of subsisidiary and change in retained earnings due to extraordinary gain from sale of subsidiary, net of transaction costs and tax.

(13)Represents revenues attributable to DELTA.

(14)Represents cost of revenues attributable to DELTA.

(15)Represents sales and marketing expenses attributable to DELTA.

(16)Represents general and administrative expenses attributable to DELTA.

(17)Represents research and development expenses attributable to DELTA.

(18)Represents acquisition costs incurred in Engineering Animation,Inc's. original purchase of DELTA in 1998.

(19)Represents interest and other income, net, attributable to DELTA.

(20)Represents income tax expense attributable to the operations of DELTA.

(21)Represents extraordinary gain, net of transactions costs, from sale of subsidiary assuming sale of DELTA at the beginning of period presented.

(22)Represents the tax effect on extraordinary gain, net of transaction costs, from sale of subsidiary using an effective tax rate of 38%.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ENGINEERING ANIMATION, INC.


Date:  April 7, 2000                              By:/s/ Michael K. O'Gara
                                                  ----------------------------
                                                  Michael K. O'Gara
                                                  Vice President of Finance and
                                                  Chief Financial Officer

                           ENGINEERING ANIMATION, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit           Description

2.1               Purchase and Sale Agreement *




* The schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.